UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2011

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

400 Centre Street, Newton, Massachusetts 02458

(Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 31, 2011, Hospitality Properties Trust, or we, our or us, and our applicable subsidiaries entered into an Amendment Agreement with TravelCenters of America LLC, or TA, and its applicable subsidiaries.  The Amendment Agreement modified the terms of our two leases with TA.  Significant terms of the Amendment Agreement are set forth below.

•                  The minimum annual rent payable by TA to us under our lease with TA for 145 travel centers that TA operates under the “TravelCenters of America” or “TA” brand names, which we refer to as our TA Lease, was reduced by approximately $29,983,445.

•                  The $5 million increase in annual minimum rent payable by TA to us under the TA Lease that was scheduled to begin on February 1, 2011 was eliminated.

•                  The minimum annual rent payable by TA to us under our lease with TA for 40 travel centers that TA operates under the “Petro” brand name, which we refer to as our Petro Lease, was reduced by approximately $12,016,555.

•                  Subject to approval by the Delaware Court of Chancery of a settlement of the action captioned Kahn v. Portnoy, et al., C.A. No. 3515-CC (which is further described in the section captioned “Legal Proceedings” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the Securities and Exchange Commission, or the SEC), we will waive payment of the first $2,500,000 of percentage rent which becomes due under the Petro Lease.  Under the Petro Lease, starting in 2013, TA is required to pay us additional rent equal to 3% of increases in nonfuel gross revenues and 0.3% of increases in gross fuel revenues at the leased travel centers over base amounts.  The increases in percentage rents attributable to fuel revenues are subject to a maximum each year calculated by reference to changes in the consumer price index.

•                  The due date for the $150 million of rent TA had deferred as of December 31, 2010, under its leases with us pursuant to our rent deferral agreement with TA was extended from July 1, 2011, so that $107,085,000 will be due and payable on December 31, 2022, and the remaining $42,915,000 will be due and payable on June 30, 2024, and interest shall cease to accrue on TA’s deferred rent beginning on January 1, 2011; provided, however, that the deferred rent amounts shall be accelerated and interest shall begin to accrue thereon if certain events provided in the Amendment Agreement occur, including a change of control of TA.

The terms of the Amendment Agreement described above were negotiated and approved by special committees of our Independent Trustees and TA’s independent directors, none of whom are trustees or directors of the other company.  Each special committee was represented by separate counsel.

The foregoing description of the Amendment Agreement is not complete and is subject to and qualified in its entirety by reference to the Amendment Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Information Regarding Certain Relationships

TA was created as a 100% owned subsidiary of ours.  Simultaneously with our purchase of TA’s predecessor on January 31, 2007, all of TA’s shares were spun off to our shareholders and TA became a separate public company.  Mr. Barry Portnoy currently is, and at the time we created TA was, one of our Managing Trustees and one of the managing directors of TA.  Mr. Thomas O’Brien, the other managing director and President and Chief Executive Officer of TA, was formerly one of our executive officers.  One of TA’s current independent directors, Mr. Arthur Koumantzelis, was one of our Independent Trustees at the time we created TA.  Mr. Koumantzelis resigned and ceased to be one of our Trustees shortly before he joined TA’s board of directors.  We have numerous continuing relationships with TA, including the lease arrangements referred to in this report.  We currently own 1,540,000, or approximately 8.5%, of TA’s outstanding common shares.

Reit Management & Research LLC, or RMR, provides business management and property management services to us pursuant to a business management agreement and a property management agreement between us and RMR.  RMR also provides business management and shared services to TA.  One of our Managing Trustees, Mr. Barry Portnoy, is Chairman and majority owner of RMR.  Our other Managing Trustee, Mr. Adam Portnoy, is Mr. Portnoy’s son and is the minority owner of RMR and serves as the President and Chief Executive Officer and as a director of RMR.  Mr. Thomas O’Brien is also an Executive Vice President of RMR.  TA’s Executive Vice President, Chief Financial Officer and Treasurer, Mr. Andrew Rebholz, is also a Senior Vice President of RMR.  Additionally, our Senior Vice President is Mr. Barry Portnoy’s son-in-law and an officer of RMR.

In connection with our spin off of TA, we entered into a transaction agreement with TA and RMR, the terms of which require that TA afford us a right of first refusal to purchase, lease, mortgage or otherwise finance any interest TA owns in a travel center before it sells, leases, mortgages or otherwise finances that travel center to or with another party, and that TA afford us and any other company managed by RMR a right of first refusal to acquire or finance any real estate of the types in which we or they invest before TA does.  TA also agreed under this agreement not to permit: the acquisition by any person or group of beneficial ownership of 9.8% or more of the voting shares or the power to direct the management and policies of TA or any of its subsidiary tenants or guarantors under its leases with us; the sale of a material part of the assets of TA or any such tenant or guarantor; or the cessation of certain continuing directors constituting a majority of the board of directors of TA or any such tenant or guarantor.  Also, under this agreement TA agreed not to take any action that might reasonably be expected to have a material adverse impact on our ability to qualify as a real estate investment trust, or REIT, and to indemnify us for any liabilities we may incur relating to TA’s assets and business.

We currently own approximately 14.29% of the outstanding equity of Affiliates Insurance Company, or AIC, which is an Indiana insurance company.  The other shareholders of AIC are RMR, TA and four other companies to which RMR provides management services, and all of our Trustees, all of TA’s directors, and nearly all of the trustees and directors of the other shareholders of AIC are also directors of AIC.  We and the other AIC shareholders also participate in a property insurance policy arranged and reinsured in part by AIC.

For more information about the relationships among us, our Trustees, our executive officers, TA, RMR, AIC and other companies to which RMR provides management services, and risks which may arise from these relationships, please refer to our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (including the sections captioned “Business,” “Risk Factors” (as such section was revised and updated in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010 and in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010), and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions” (as such section was updated in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010)), our Proxy Statement dated February 24, 2010, relating to our 2010 Annual Shareholders Meeting (including the information regarding our Trustees and executive officers in that Proxy Statement and the section captioned “Related Person Transactions and Company Review of Such Transactions”), and Item 1.01 of our Current Report on Form 8-K that was filed with the SEC on January 20, 2010.

Item 8.01 Other Events

Events relating to TA

On February 1, 2011, we issued a press release announcing the entry into the Amendment Agreement and the rent modifications.  A copy of that press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Events relating to InterContinental

A total of 131 of our hotels are covered by four operating agreements, or the InterContinental Operating Agreements, between certain of our subsidiaries and subsidiaries of InterContinental Hotels Group plc, or InterContinental.  We generally refer to these agreements as InterContinental No. 1, consisting of a management agreement for 31 Staybridge Suites® hotels; InterContinental No. 2, consisting of a management agreement for 76 Candlewood Suites® hotels; InterContinental No. 3, consisting of a management agreement and (with respect to one hotel) a lease for 14 InterContinental®, Crowne Plaza®, Holiday Inn® and Staybridge Suites® hotels; and InterContinental No. 4, consisting of a management agreement for 10 Crowne Plaza® and Staybridge Suites® hotels.1

All four InterContinental Operating Agreements are secured by a guarantee provided by InterContinental.  The guarantee is limited to $125 million and will expire if and when the hotels achieve stipulated operating results.  In addition, the InterContinental No. 1, InterContinental No. 3 and InterContinental No. 4 have benefitted from a single $36.9 million security deposit, or the Deposit.  As of December 31, 2010, all minimum payments due to us under the InterContinental Operating Agreements were current, but as a result of InterContinental’s funding of required minimum payments under the agreements to us the pursuant to its guarantee, the remaining

1  As previously reported, a decision has been made to pursue the sale of four of these 131 hotels, two included in the InterContinental No. 3 operating agreement and two included in the InterContinental No. 4 operating agreement.

availability under the guarantee had been reduced from $125 million to approximately $6.7 million at December 31, 2010.

We have entered into negotiations with InterContinental for a mutually satisfactory recasting of the four InterContinental Operating Agreements.  During these negotiations, we entered into an agreement with InterContinental on January 25, 2011 providing that the Deposit will hereafter apply on a pooled basis to the InterContinental No. 2 agreement, as well as the other three InterContinental Operating Agreements.  We and InterContinental also agreed that until 30 days after either party provides notice that it is no longer interested in pursuing a recasting of the InterContinental Operating Agreements, the owners of the hotels, subject to certain conditions, will not to exercise rights or remedies under the InterContinental Operating Agreements by reason of certain payment defaults by the managers, and the managers will not to exercise rights or remedies under the InterContinental Operating Agreements by reason of defaults, breaches or failures to perform obligations on the part of the owners, if any.  Although we intend to pursue these negotiations, there can be no assurance that any other agreements with InterContinental will be reached.

For more information about the InterContinental Operating Agreements, please refer to our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (including the sections captioned “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) and our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010 (including the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations”).

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, SOME OF WHICH ARE BEYOND OUR CONTROL.  FOR EXAMPLE:

•                  THE STATEMENT IN THIS REPORT THAT WE AND TA HAVE REDUCED AND DEFERRED CERTAIN RENTS PAYABLE BY TA TO US MAY IMPLY THAT TA CAN AFFORD TO PAY THE REDUCED AND DEFERRED RENT AMOUNTS AND THAT IT WILL DO SO IN THE FUTURE.  IN FACT, TA HAS ACCUMULATED LARGE LOSSES SINCE IT BECAME A SEPARATE PUBLICLY OWNED COMPANY IN 2007 AND WE CAN PROVIDE NO ASSURANCE THAT TA WILL BE ABLE TO PAY OR WILL PAY THE REDUCED AND DEFERRED RENT AMOUNTS.

•                  THIS REPORT STATES THAT THE WAIVER OF THE FIRST $2.5 MILLION OF PERCENTAGE RENT PAYABLE UNDER THE PETRO LEASE IS SUBJECT TO COURT APPROVAL.  THE PROCEDURES NECESSARY TO SETTLE LITIGATION AND TO OBTAIN COURT APPROVAL FOR A SETTLEMENT SOMETIMES PRODUCE UNEXPECTED RESULTS.  WE CAN PROVIDE NO ASSURANCE THAT THE REQUIRED APPROVAL WILL BE OBTAINED.

•                  THE DESCRIPTION OF OUR NEGOTIATIONS WITH INTERCONTINENTAL MAY IMPLY THAT WE WILL REACH AGREEMENT TO RECAST THE OPERATING AGREEMENTS WHICH AFFECT OUR HOTELS CURRENTLY OPERATED BY INTERCONTINENTAL.  IN FACT, OUR CURRENT NEGOTIATIONS WITH INTERCONTINENTAL HAVE EXPOSED SIGNIFICANT DIFFERENCES BETWEEN OUR POSITION AND INTERCONTINENTAL’S POSITION, AND WE CAN PROVIDE NO ASSURANCE AS TO WHEN OR IF ANY AGREEMENT TO RECAST OUR OPERATING AGREEMENTS WILL BE ACHIEVED OTHER THAN THE PRIOR AGREEMENTS TO OFFER FOUR HOTELS FOR SALE OR THE AGREEMENT TO APPLY THE SECURITY DEPOSIT TO SECURE ALL FOUR INTERCONTINENTAL OPERATING AGREEMENTS AS DESCRIBED IN THIS REPORT.

THE INFORMATION CONTAINED IN OUR ANNUAL REPORT ON FORM 10-K FOR OUR YEAR ENDED DECEMBER 31, 2009 AND SUBSEQUENT DOCUMENTS WE HAVE FILED WITH THE SEC IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.  ALSO, OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY IN THE SECTION CAPTIONED “RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR OUR YEAR ENDED DECEMBER 31, 2009 (AS SUCH SECTION WAS REVISED AND UPDATED IN OUR QUARTERLY REPORT ON FORM 10-Q FOR THE FISCAL QUARTER ENDED JUNE 30, 2010 AND IN OUR QUARTERLY REPORT ON FORM 10-Q FOR THE FISCAL QUARTER ENDED SEPTEMBER 30, 2010).

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

10.1

Amendment Agreement, dated as of January 31, 2011, among Hospitality Properties Trust, HPT TA Properties Trust, HPT TA Properties LLC, HPT PSC Properties Trust, HPT PSC Properties LLC, TravelCenters of America LLC, TA Leasing LLC and TA Operating LLC

	99.1	Press release dated February 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Dated: February 1, 2011